                                   VAN KAMPEN
                               GLOBAL EQUITY FUND

                      DISTRIBUTED BY VAN KAMPEN FUNDS INC.

                               SEMI-ANNUAL REPORT
                               DECEMBER 31, 1998

                         VAN KAMPEN GLOBAL EQUITY FUND
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Letter to Shareholders................................................     1
Investment Overview...................................................     3
Portfolio of Investments..............................................     6
Statement of Assets and Liabilities...................................     9
Statement of Operations...............................................    10
Statement of Changes in Net Assets....................................    11
Financial Highlights .................................................    12
Notes to Financial Statements.........................................    13

MSGL SAR 2/99

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

January 20, 1999

Dear Shareholder,

The past decade has been a remarkable time for investors. Together, we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.

To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning and brand development.

Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your fund.

ECONOMIC OVERVIEW

Despite a stormy year in the global economy, the United States ended 1998 with only a moderate slowdown in growth. The nation's gross domestic product, a measure of economic health, grew 3.9 percent during the year, matching 1997's growth rate and indicating that our nation's economy remains strong. A continuation of low inflation--only a 1.6 percent increase in the consumer price index over the last 12 months--also helped sustain the domestic economy and kept inflation-adjusted interest rates attractive.

Although the year ended on a positive note, the economic environment was quite unsettled in the third quarter, with the Asian financial crisis contributing to slowing corporate profits in the United States. Given the uncertainty surrounding emerging market nations and the near-collapse of a major U.S. hedge fund, the stock and bond markets experienced significant volatility during this period. With instability as a backdrop, American and foreign investors alike pursued a flight to quality--seeking the relative safety of large-company stocks and government bonds.

In the last few months of the year the global financial situation improved in conjunction with the Federal Reserve's interest rate decreases. In response to declining corporate profits and mounting international concerns, the Fed lowered interest rates three times, with 0.25 percent cuts in September, October, and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to keep the economy growing. Dozens of foreign central banks also reduced interest rates in an effort to stimulate their economies. These actions gave a boost to investor confidence and encouraged a return to a more diversified range of investments in the last few months of the year.

MARKET REVIEW

The performance of international stocks varied widely based on regional conditions, with most markets experiencing significant volatility as a result of the economic turmoil in many emerging market nations. Stock indexes in most European countries turned in solid gains for the year, with Belgium, Greece, and Finland each posting gains of more than 50 percent. In anticipation of the economic benefits of European Monetary Union and the introduction of the euro, the European Dow Jones Stoxx Index climbed 18.4 percent in 1998. However, many Latin American, Asian, and eastern European stock indexes registered significant losses.

As a result of interest rate cuts by a number of foreign central banks, international government bonds generally performed well. In addition to benefiting from lower interest rates, demand for these bonds increased during the global flight to quality, as investors pulled assets from riskier investments and diverted them to government bonds.

OUTLOOK

Our outlook for the domestic economy is positive, and we anticipate continued low inflation and healthy economic growth. However, the aftereffects of the global economic slowdown may continue to put pressure on corporate earnings in the first half of the year. Internationally, we anticipate that low interest rates and declining inflation will lead to improvements in troubled areas such as Asia and Latin America. With the successful launch of the euro, the new European transnational currency, we believe that many foreign markets will become increasingly attractive in 1999.

In the long term, we are optimistic that the stock market will continue its record growth, although we could experience additional volatility in the months ahead if concerns about high stock valuations and increasing earnings pressure become more pronounced. Combined with growing questions about corporate and government reactions to the Year 2000 computer problem, we could see an increasingly cautious market by mid-year.

                                                              ------------------
                                                                    1

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

Additional details about your fund, including an investment overview section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

/s/ Richard F. Powers III                              /s/ Dennis J. McDonnell

Richard F. Powers III                                  Dennis J. McDonnell
Chairman                                               President
Van Kampen Investment Advisory Corp.                   Van Kampen Investment Advisory Corp.

--------------

                                   VAN KAMPEN
                               GLOBAL EQUITY FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
                                  (UNAUDITED)
COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1998)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Canada                        2.6%
France                        7.6%
Germany                       6.3%
Italy                         3.1%
Japan                        10.0%
Netherlands                   3.8%
Spain                         3.1%
Switzerland                  10.1%
United Kingdom                9.1%
United States                36.0%
Short-Term Investments        2.4%
Other                         5.9%

                                                                    TOTAL RETURNS**
                                               ---------------------------------------------------------
                                                                                        AVERAGE ANNUAL
                                                  SIX MONTHS           ONE YEAR         SINCE INCEPTION
                                               -----------------   -----------------   -----------------
                                                WITH     WITHOUT    WITH     WITHOUT    WITH     WITHOUT
                                                SALES     SALES     SALES     SALES     SALES     SALES
                                               CHARGE*   CHARGE    CHARGE*   CHARGE    CHARGE*   CHARGE
--------------------------------------------------------------------------------------------------------
Class A Shares                                  -4.69%    1.14%     7.01%    13.49%     5.25%    10.70%
--------------------------------------------------------------------------------------------------------
Class B Shares                                  -4.33%    0.67%     7.56%    12.56%     6.44%     9.80%
--------------------------------------------------------------------------------------------------------
Class C Shares                                  -0.24%    0.76%    11.56%    12.56%     9.80%     9.80%
--------------------------------------------------------------------------------------------------------
MSCI World Net Dividends Index                    N/A     5.91%      N/A     24.34%      N/A     25.85%
--------------------------------------------------------------------------------------------------------

 * The returns above are calculated using the applicable sales charge for Class A shares and the deferred sales charge for Class B and Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD NET DIVIDENDS INDEX IS AN UNMANAGED INDEX WHICH INCLUDES SECURITIES LISTED ON THE STOCK EXCHANGES OF THE U.S., EUROPE, CANADA, AUSTRALIA, NEW ZEALAND, AND THE FAR EAST AND ASSUMES DIVIDENDS ARE REINVESTED NET OF WITHHOLDING TAX.

TOP FIVE HOLDINGS

                                                                             PERCENT OF
ISSUER                                                           COUNTRY     NET ASSETS
------------------------------------------------------------  -------------  ----------
Philip Morris Cos., Inc.                                      United States     3.4%
American Stores Co.                                           United States     3.1%
Nestle S.A.                                                    Switzerland      3.0%
Cie Financiere Richemont AG                                    Switzerland      2.7%
Houghton Mifflin Co.                                          United States     2.5%

TOP FIVE SECTORS

                                VALUE     PERCENT OF
SECTOR                          (000)     NET ASSETS
---------------------------  -----------  ----------
Consumer Goods                $ 254,550      32.4%
Services                        160,473      20.4%
Finance                         119,838      15.3%
Materials                        85,462      10.9%
Energy                           58,723       7.5%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE COUNTRY-SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MSCI WORLD INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The investment objective of the Van Kampen Global Equity Fund is to seek long-term capital appreciation by investing primarily in equity securities of issuers in developed markets throughout the world, and in emerging markets on an opportunistic basis.

PERFORMANCE

For the six months ended December 31, 1998, the Fund generated a total return of
1.14 percent for Class A shares at net asset value, as compared to a total return of 5.91 percent for the Morgan Stanley Capital International (MSCI) World Net Dividends Index for the same period.

REVIEW

During the second half of 1998, stock selection in Europe was the largest reason for the Fund's underperformance, as the Fund's -2.9 percent return trailed the MSCI World Net Dividends Index's 1.6-percent gain. One of the Fund's largest holdings, Swiss food producer Nestle, rose 2 percent, was held back by concerns that the weakening U.S. dollar would affect revenues and profits (50 percent of Nestle revenues are derived in dollars or dollar-related currencies). Rallying European currencies also weighed heavily on export-oriented companies such as Bayer (down 19 percent), as well as BASF (down 20 percent), which suffered further on the announcement of proposed changes in the structure of the German corporate tax. These losses were alleviated by strong performance in the telecommunications sector, where increased penetration of mobile phones in Continental Europe sparked rallies in Telecom Italia (up 32 percent) and France Telecom (up 34 percent).

                                                             3------------------

                                   VAN KAMPEN
                               GLOBAL EQUITY FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
(CONT.)
                                  (UNAUDITED)

The Fund's U.S. allocation also underperformed the MSCI World Net Dividends Index, returning 5.3 percent compared to this Index's 10.5 percent return. Despite a brief spike during the U.S. air raids on Iraq, world oil prices continued to fall sharply, leading to a collapse in the share prices of Ocean Energy (-67 percent) and contract driller Noble Drilling (down 46 percent). These losses were mitigated by sharp increases in the prices of stocks like Houghton Mifflin (up 49 percent), which benefited from increased sales of school textbooks, and Comsat (up 27 percent), which announced it was being taken over by Lockheed Martin. Philip Morris (up 36 percent) also performed well as the tide of tobacco liability lawsuits appeared to have peaked.

In Asia, the Fund outperformed the MSCI World Net, notably in Japan where the Fund returned 29.3 percent against a 7.9 percent index return. Strong U.S. sales allowed consumer products maker Kao Corporation to rise 47 percent, while higher-than-expected profits also prompted gains in Fujisawa Pharmaceutical (up 52 percent). Both companies also benefited as investors sought shares insulated from the domestic economy.

OUTLOOK

Overall, we believe the Fund is positioned defensively in anticipation of continuing volatile financial markets in 1999. The three largest surprises for investors in 1998 were slower-than-expected global growth (1.8 percent versus consensus of 3.5 percent), lower-than-expected global inflation (1.3 percent versus consensus of 2.3 percent), and weaker-than-expected corporate earnings. The slowdown in global growth outside the United States, particularly in Japan but increasingly in Europe, suggests caution is warranted. Despite aggressive global easing in monetary policy, led by the Federal Reserve, we expect that earnings expectations for 1999 are far too optimistic.

Consistent with our cautionary view on global growth, the Fund's largest sector exposure and overweight position remains consumer defensive staples at 21 percent. We also have significant positions in utilities, telecommunications, and food retailing. Telecom Italia is our largest telecommunications holding. The Fund is underweight in banks, with a strong emphasis on regional bank franchises, including Bank of Ireland and Nordbanken. In contrast, due to compelling valuation levels, the Fund has overweight positions in reinsurance and financial guaranty companies, such as MBIA, Scor, and Enhance Financial.

The Fund remains underweight in the United States and Japan. Many of our U.S. holdings reached fair value in the past 12 months and were sold. Our holdings are concentrated in the mid-cap segment of the U.S. market where value is most attractive following an unprecedented narrowing in U.S. market leadership in 1998. We have found selective value in Japanese pharmaceuticals like Fujisawa, which is cheap relative to its global peer group. Kao, with its core household products business, and NTT lend defensiveness. The challenge in Japan remains finding management who have embraced concepts such as return on capital and maximizing shareholder value. Finding undervalued companies is not the problem; rather it's finding high-quality, undervalued companies that is more difficult. Fund weightings in Europe have risen gradually through 1998, funded by reductions in holdings in the United States. Specifically, we have significant positions in Switzerland, United Kingdom, Ireland, and Germany as a result of our stock selection.

1998 has been a difficult year for value managers. This is starkly illustrated by the performance gulf between the MSCI World Growth Index, up 25 percent for the year, and the MSCI Value Index, up 14 percent. While we know that a value strategy has historically outperformed both growth and the index over long periods of time, value can and has underperformed growth during times of economic uncertainty, as investors pay more for the perception of stable earnings. Similarly, the narrowing leadership associated with manias or stock bubbles can also disadvantage a value style as during the "nifty fifty" of the early '70s or the internet and technology bubble, which drove Standard and Poor's 500-Stock (S&P) Index performance in 1998. Of note, the S&P 500's performance was more unbalanced than in all but one of the past 10 years. While the S&P 500 returned 28.5 percent for the year, the median return of all stocks in the index was just 6.6 percent. Ten growth stocks

-----------------------
                  4

                                   VAN KAMPEN
                               GLOBAL EQUITY FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
(CONT.)
                                  (UNAUDITED)

accounted for 41 percent of the S&P 500's 1998 performance. Our disciplined value process ensures that we don't get swept up into such cyclical manias, highlighted by the fantastic valuations currently ascribed to Internet stocks.

The flight to growth and liquidity in 1998 has also meant that the large-cap and mid-cap valuation premium has reached historic proportions. We expect that patient exploitation of this valuation irregularity will be rewarded over time. The Fund is a value fund and reflects our bottom-up value discipline. The price-to-cash flow ratio (price divided by cash earnings) of the Fund is less than 9 times versus 14.2 times for the MSCI World Index. This provides some comfort in what seems, after the fourth-quarter rally, once again an expensive equity world.

SELECTED PURCHASES

VOLKSWAGEN--Volkswagen is the only European mass automobile producer with a true global franchise. The innovative product range led by the ubiquitous Golf continues to be successful in most world markets. The company is now an exceptionally strong cash flow generator after a heavy investment program during the past few years. Management has a reputation for being tough on costs and has had remarkable success in lowering parts' costs. Volkswagen tends to understate its earnings through rigorous use of provisions and accelerated depreciation, which incidentally aid negotiations with IG Metal, Volkswagen's main trade union.

NTT--NTT is Japan's partially privatized national telecommunications company, providing traditional short- and long-distance telephone services, as well as mobile and data transmission services. Cost reduction, together with a decline in capital expenditure from peak levels, should result in a great improvement in free cash flow generation.

PHILIPS ELECTRONICS--Philips is the leading diversified electronics group in Europe. It has interests in consumer electronics lighting, medical equipment, and electronic components. It also owns 80 percent of Polygram. Philips' evolution from a classic complacent, entrenched company eroding the value of high-quality assets into a dynamic, efficient world leader with strong growth products has been remarkable. New management has a well-earned reputation for being tough on costs, and we believe Philips will continue to deliver value to shareholders.

BJ'S WHOLESALE CLUB--A spin-off of Waban (which was renamed "Homebase"), BJ's Wholesale Club is a merchandise wholesale club chain. We believe it's a well-managed company and the more attractive part of the former Waban business. The company sells food and general merchandise at discounted prices and operates more than 80 clubs throughout the eastern United States.

Francis Campion              Richard Boon                 Paul Boyne
PORTFOLIO MANAGER            PORTFOLIO MANAGER            PORTFOLIO MANAGER

                                                             5------------------

                                   VAN KAMPEN
                               GLOBAL EQUITY FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998
                                  (UNAUDITED)

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

COMMON STOCKS (96.7%)
  AUSTRALIA (0.8%)
   2,586,000   CSR Ltd..........................................  $  6,322
                                                                  --------
  (b)Belgium (0.6%)
      88,958   G.I.B. Holdings Ltd..............................     4,659
                                                                  --------
  CANADA (2.6%)
     131,600   Potash Corp. of Saskatchewan, Inc................     8,434
  (a)130,000   Renaissance Energy Ltd...........................     1,476
     482,910   TELUS Corp.......................................    10,211
                                                                  --------
                                                                    20,121
                                                                  --------
  DENMARK (0.0%)
       4,790   Danisco A/S......................................       260
                                                                  --------
  (b)Finland (0.1%)
      35,295   Valmet Oyj.......................................       474
                                                                  --------
  (b)France (7.6%)
      14,207   Bongrain S.A.....................................     6,356
      95,460   Elf Aquitaine....................................    11,035
     149,900   France Telecom S.A...............................    11,910
      61,000   Groupe Danone RFD................................    17,466
      69,320   Michelin (C.G.D.E.) 'B'..........................     2,773
     160,550   Scor.............................................    10,616
                                                                  --------
                                                                    60,156
                                                                  --------
  (b)Germany (5.2%)
     325,350   BASF AG..........................................    12,409
     215,000   Bayer AG.........................................     9,026
     213,300   Veba AG..........................................    12,635
      11,000   Viag AG..........................................     6,503
                                                                  --------
                                                                    40,573
                                                                  --------
  (b)Ireland (2.3%)
     553,666   Bank of Ireland..................................    12,337
     999,000   Green Property plc...............................     5,658
                                                                  --------
                                                                    17,995
                                                                  --------
  (b)Italy (3.1%)
   1,029,600   Mediaset S.p.A...................................     8,364
   2,571,600   Telecom Italia S.p.A.............................    16,214
                                                                  --------
                                                                    24,578
                                                                  --------
  JAPAN (10.0%)
     268,000   Fuji Photo Film Co...............................     9,974
     911,000   Fujisawa Pharmaceutical Co., Ltd.................    12,916
     665,000   Hitachi Ltd......................................     4,125
         600   Japan Tobacco, Inc...............................     6,008
     595,000   KAO Corp.........................................    13,445
     590,000   Matsushita Electric Industrial Co., Ltd..........    10,451
       1,019   Nippon Telegraph & Telephone Corp. ADR...........     7,874
     626,000   Sumitomo Marine & Fire Insurance Co..............     3,972
     110,000   TDK Corp.........................................    10,069
                                                                  --------
                                                                    78,834
                                                                  --------

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
  (b)Netherlands (3.8%)
     178,635   Benckiser N.V. 'B'...............................    11,704
     201,980   ING Groep N.V....................................    12,319
      83,400   Phillips Electronics N.V.........................     5,597
                                                                  --------
                                                                    29,620
                                                                  --------
  NEW ZEALAND (0.5%)
   1,538,300   Lion Nathan Ltd..................................  $  3,912
                                                                  --------
  (b)Portugal (0.8%)
     192,720   Cimpor-Cimentos de Portugal S.A..................     6,150
                                                                  --------
  (b)Spain (3.1%)
     691,900   Iberdrola S.A....................................    12,960
     252,695   Telefonica de Espana.............................    11,249
                                                                  --------
                                                                    24,209
                                                                  --------
  SWEDEN (1.0%)
   1,245,750   Nordbanken Holding AB............................     8,002
                                                                  --------
  SWITZERLAND (10.1%)
       6,000   ABB AG (Bearer)..................................     7,043
       1,680   Ascom Holding AG (Bearer)........................     2,634
      14,720   Cie Financiere Richemont AG 'A'..................    20,843
      13,100   Forbo Holdings AG (Registered)...................     5,731
       7,820   Holderbank Financiere Glarus AG `B' (Bearer).....     9,271
      10,700   Nestle S.A. (Registered).........................    23,327
   (a)24,240   Swisscom AG (Registered).........................    10,163
                                                                  --------
                                                                    79,012
                                                                  --------
  UNITED KINGDOM (9.1%)
     118,700   Allied Domecq plc................................     1,095
     429,950   Blue Circle Industries plc.......................     2,218
   2,746,980   BTR plc, Class B.................................     5,668
     483,210   Burmah Castrol plc...............................     6,914
   1,023,800   English China Clays plc..........................     2,777
   1,206,600   Imperial Tobacco Group plc.......................    11,000
   1,105,500   Reckitt & Colman plc.............................    14,641
     957,349   Royal & Sun Alliance Insurance Group plc.........     7,817
   1,215,800   Wolseley plc.....................................     7,687
   1,961,100   WPP Group plc....................................    11,934
                                                                  --------
                                                                    71,751
                                                                  --------
  UNITED STATES (36.0%)
      31,485   Albertson's, Inc.................................     2,005
     103,250   Aluminum Co. of America..........................     7,699
     665,400   American Stores Co...............................    24,578
  (a)231,700   BJ's Wholesale Club, Inc.........................    10,731
     305,850   Boise Cascade Corp...............................     9,481
     205,250   Borg-Warner Automotive, Inc......................    11,456
  (a)334,998   Cadiz Land Co., Inc..............................     2,555
     178,800   Chase Manhattan Corp.............................    12,170
     453,700   COMSAT Corp......................................    16,333
  (a)901,600   Data General Corp................................    14,820
     244,300   Enhance Financial Services Group, Inc............     7,329
     192,605   FINOVA Group, Inc................................    10,389
  (a)430,000   GenRad, Inc......................................     6,773
     101,500   Georgia-Pacific Corp.............................     5,944
     189,500   Goodrich (B.F.) Co...............................     6,798
     417,700   Houghton Mifflin Co..............................    19,736
     200,000   IBP, Inc.........................................     5,825

--------------
           6
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                               GLOBAL EQUITY FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1998
                                  (UNAUDITED)

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

  UNITED STATES (CONT.)

     241,010   MBIA, Inc........................................    15,801
      11,450   Mellon Bank Corp.................................       787
   (a)98,900   NCR Corp.........................................     4,129
  (a)290,000   Noble Drilling Corp..............................     3,752
  (a)498,070   Ocean Energy, Inc................................     3,144
     368,600   Penncorp Financial Group, Inc....................       369
     219,450   Pharmacia & Upjohn, Inc..........................  $ 12,426
     496,420   Philip Morris Cos., Inc..........................    26,558
      99,300   Tecumseh Products Co. 'A'........................     4,630
     209,600   Tenneco, Inc.....................................     7,140
     199,100   Terra Nova (Bermuda) Holdings Ltd. 'A'...........     5,027
     534,900   Tupperware Corp..................................     8,792
     273,800   Unicom Corp......................................    10,558
     199,100   UST Corp.........................................     4,691
                                                                  --------
                                                                   282,426
                                                                  --------
TOTAL COMMON STOCKS (COST $698,552).............................   759,054
                                                                  --------
  PREFERRED STOCKS (1.1%)
  (b)Germany (1.1%)
     163,600   Volkswagen AG (COST $8,284)......................     8,150
                                                                  --------

      NO. OF
      RIGHTS
------------

  RIGHTS (0.0%)
  (b)Spain (0.0%)
  (a)252,695   Telefonica S.A., (COST $0).......................       225
                                                                  --------
TOTAL FOREIGN & U.S. SECURITIES (97.8%) (COST $706,836).........   767,429
                                                                  --------

        FACE
      AMOUNT                                                         VALUE
       (000)                                                         (000)
--------------------------------------------------------------------------

SHORT-TERM INVESTMENT (2.4%)
  REPURCHASE AGREEMENT (2.4%)
$     19,102   Chase Securities, Inc., 4.45%, dated 12/31/98,
                 due 1/4/99, to be repurchased at $19,111,
                 collateralized by $19,340 Federal National
                 Mortgage Association, 4.75%, due 11/14/03
                 valued at $19,264 (COST $19,102)...............  $ 19,102
                                                                  --------
TOTAL INVESTMENT IN SECURITIES (100.2%) (COST $725,938).........   786,531
                                                                  --------
FOREIGN CURRENCY (0.5%)
  FRF  8,418   French Franc.....................................     1,506
   GBP     1   British Pound....................................         2
 JPY 165,945   Japanese Yen.....................................     1,471
  ESP 88,953   Spanish Peseta...................................       628
                                                                  --------
TOTAL FOREIGN CURRENCY (COST $3,560)............................     3,607
                                                                  --------
TOTAL INVESTMENTS (100.7%) (COST $729,498)......................   790,138
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.7%)...................    (5,295)
                                                                  --------
NET ASSETS (100%)...............................................  $784,843
                                                                  --------
                                                                  --------

---------------

(a)   --  Non-income producing security
(b) -- European assets as of December 31, 1998, reflect country-specific markets. On January 1, 1999, the currencies of countries participating in the European economic and monetary union convert to the euro.
ADR   --  American Depositary Receipt
RFD   --  Ranked for Dividend

                                                         -----------------------
                                                                    7
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                               GLOBAL EQUITY FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1998
                                  (UNAUDITED)

--------------------------------------------------------------------------------

        SUMMARY OF FOREIGN & U.S. SECURITIES BY INDUSTRY CLASSIFICATION

                                                                                     VALUE     PERCENT OF
INDUSTRY                                                                             (000)     NET ASSETS
---------------------------------------------------------------------------------  ---------  -------------
Consumer Goods...................................................................  $ 254,550         32.4%
Services.........................................................................    160,473         20.4
Finance..........................................................................    119,838         15.3
Materials........................................................................     85,462         10.9
Energy...........................................................................     58,723          7.5
Capital Equipment................................................................     57,868          7.4
Diversified Operations...........................................................     19,784          2.5
Consumer Staples.................................................................     10,731          1.4
                                                                                   ---------          ---
                                                                                   $ 767,429         97.8%
                                                                                   ---------          ---
                                                                                   ---------          ---

--------------
           8
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN GLOBAL EQUITY FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------

                               DECEMBER 31, 1998
                                  (UNAUDITED)

                                          (000)
-----------------------------------------------
ASSETS:
  Investments in Securities, at Value
    (Investments at Cost $725,938)     $786,531
  Foreign Currency (Cost $3,560)          3,607
  Cash                                      442
  Receivable for:
    Dividends                             1,408
    Fund Shares Sold                        429
    Foreign Withholding Tax Reclaim         419
    Interest                                 10
  Deferred Organizational Costs              14
  Other                                      70
                                       --------
    Total Assets                        792,930
                                       --------
LIABILITIES:
  Payable for:
    Investments Purchased                 4,498
    Distribution Fees                     1,240
    Fund Shares Redeemed                    858
    Investment Advisory Fees                717
    Administrative Fees                     180
    Dividends Declared                      155
    Shareholder Reporting Expenses          143
    Custody Fees                            122
    Transfer Agent Fees                     105
    Professional Fees                        43
    Filing and Registration Fees             24
    Directors' Fees and Expenses              1
  Other                                       1
                                       --------
    Total Liabilities                     8,087
                                       --------
  NET ASSETS                           $784,843
                                       --------
                                       --------
NET ASSETS CONSIST OF:
  Capital Stock at Par                 $     70
  Paid in Capital in Excess of Par      719,058
  Accumulated Net Investment Loss        (3,222)
  Accumulated Net Realized Gain           8,297
  Unrealized Appreciation on
    Investments and Foreign Currency
    Translations                         60,640
                                       --------
NET ASSETS                             $784,843
                                       --------
                                       --------
CLASS A SHARES:
  Net Assets                           $ 78,602
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                        7,055
  Net Asset Value and Redemption
    Price Per Share (Based on Net
    Assets of $78,601,539 and
    7,055,541 Shares Outstanding)      $  11.14
                                       --------
                                       --------
  Maximum Sales Charge                    5.75%

  Maximum Offering Price Per Share
    (Net Asset Value Per Share X 100
    / (100 - maximum sales charge))    $  11.82
                                       --------
                                       --------
CLASS B SHARES:
  Net Assets                           $636,295
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                       57,149
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $636,294,911 and 57,148,832
    Shares Outstanding)*               $  11.13
                                       --------
                                       --------
CLASS C SHARES:
  Net Assets                           $ 69,946
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                        6,283
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $69,946,168 and 6,282,673 Shares
    Outstanding)*                      $  11.13
                                       --------
                                       --------

---------------

  *  Redemption price may be subject to a contingent deferred sales charge.

                                                         -----------------------
                                                                    9
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN GLOBAL EQUITY FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------

                       SIX MONTHS ENDED DECEMBER 31, 1998
                                  (UNAUDITED)

                                         (000)
----------------------------------------------
INVESTMENT INCOME:
  Dividends                            $ 4,816
  Interest                                 992
  Less Foreign Taxes Withheld             (277)
                                       -------
   Total Income                          5,531
                                       -------
EXPENSES:
  Investment Advisory Fees               3,801
  Distribution Fees
    Class A                                 98
    Class B                              3,072
    Class C                                340
  Administrative Fees                      956
  Shareholder Reports                      194
  Custodian Fees                           110
  Filing and Registration Fees              94
  Professional Fees                         64
  Transfer Agent Fees                       46
  Amortization of Organizational
    Costs                                   27
  Other                                     10
                                       -------
   Net Expenses                          8,812
                                       -------
Net Investment Loss                     (3,281)
                                       -------
NET REALIZED GAIN (LOSS) ON:
  Investments                            8,707
  Foreign Currency Transactions           (408)
                                       -------
   Net Realized Gain                     8,299
                                       -------
CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ON:
  Investments                             (853)
  Foreign Currency Translations            138
                                       -------
    Change in Unrealized
     Appreciation/Depreciation            (715)
                                       -------
Net Realized Gain and Change in
  Unrealized
  Appreciation/Depreciation              7,584
                                       -------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                      $ 4,303
                                       -------
                                       -------

--------------
          10
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN GLOBAL EQUITY FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                      SIX MONTHS ENDED   OCTOBER 29, 1997*
                                                     DECEMBER 31, 1998                  TO
                                                           (UNAUDITED)       JUNE 30, 1998
                                                                 (000)               (000)
------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                             $    (3,281)        $       844
  Net Realized Gain                                              8,299               1,689
  Change in Unrealized Appreciation/Depreciation                  (715)             61,355
                                                            ----------          ----------
  Net Increase in Net Assets Resulting from
    Operations                                                   4,303              63,888
                                                            ----------          ----------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                         (626)                (88)
  Class B                                                         (555)               (188)
  Class C                                                          (61)                (18)
                                                            ----------          ----------
                                                                (1,242)               (294)
                                                            ----------          ----------
  Net Realized Gain:
  Class A                                                          (97)
  Class B                                                         (796)                 --
  Class C                                                          (87)                 --
                                                            ----------          ----------
                                                                  (980)                 --
                                                            ----------          ----------
  Net Decrease in Net Assets Resulting from
    Distributions                                               (2,222)               (294)
                                                            ----------          ----------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                    76,661             739,265
  Distributions Reinvested                                       2,068                 276
  Redeemed                                                     (69,276)            (29,826)
                                                            ----------          ----------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                   9,453             709,715
                                                            ----------          ----------
  Total Increase in Net Assets                                  11,534             773,309
NET ASSETS--Beginning of Period                                773,309                  --
                                                            ----------          ----------
NET ASSETS--End of Period (Including undistributed
  net investment income (accumulated net
  investment loss) of $(3,222) and $1,301,
  respectively)                                            $   784,843         $   773,309
                                                            ----------          ----------
                                                            ----------          ----------
------------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                  1,176               7,876
     Distributions Reinvested                                       60                   8
     Redeemed                                                   (1,420)               (645)
                                                            ----------          ----------
   Net Increase (Decrease) in Class A Shares
     Outstanding                                                  (184)              7,239
                                                            ----------          ----------
                                                            ----------          ----------
   Dollars:
     Subscribed                                            $    12,472         $    81,031
     Distributions Reinvested                                      652                  78
     Redeemed                                                  (14,462)             (7,009)
                                                            ----------          ----------
   Net Increase (Decrease)                                 $    (1,338)        $    74,100
                                                            ----------          ----------
                                                            ----------          ----------
   Ending Paid in Capital                                  $    72,758         $    74,096
                                                            ----------          ----------
                                                            ----------          ----------
   Class B:
   ---------------------
   Shares:
     Subscribed                                                  5,187              57,900
     Distributions Reinvested                                      118                  19
     Redeemed                                                   (4,425)             (1,650)
                                                            ----------          ----------
   Net Increase in Class B Shares Outstanding                      880              56,269
                                                            ----------          ----------
                                                            ----------          ----------
   Dollars:
     Subscribed                                            $    54,720         $   588,891
     Distributions Reinvested                                    1,279                 180
     Redeemed                                                  (45,437)            (17,780)
                                                            ----------          ----------
   Net Increase                                            $    10,562         $   571,291
                                                            ----------          ----------
                                                            ----------          ----------
   Ending Paid in Capital                                  $   581,821         $   571,259
                                                            ----------          ----------
                                                            ----------          ----------
   Class C:
   ---------------------
   Shares:
     Subscribed                                                    898               6,752
     Distributions Reinvested                                       13                   2
     Redeemed                                                     (910)               (472)
                                                            ----------          ----------
   Net Increase in Class C Shares Outstanding                        1               6,282
                                                            ----------          ----------
                                                            ----------          ----------
   Dollars:
     Subscribed                                            $     9,469         $    69,343
     Distributions Reinvested                                      137                  18
     Redeemed                                                   (9,377)             (5,037)
                                                            ----------          ----------
   Net Increase                                            $       229         $    64,324
                                                            ----------          ----------
                                                            ----------          ----------
   Ending Paid in Capital                                  $    64,549         $    64,320
                                                            ----------          ----------
                                                            ----------          ----------
------------------------------------------------------------------------------------------
* Commencement of operations

                                                         -----------------------
                                                                    11
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN GLOBAL EQUITY FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                           CLASS A                                   CLASS B
                                            --------------------------------------    --------------------------------------
                                             SIX MONTHS ENDED                          SIX MONTHS ENDED
                                            DECEMBER 31, 1998    OCTOBER 29, 1997*    DECEMBER 31, 1998    OCTOBER 29, 1997*
SELECTED PER SHARE DATA AND RATIOS                (UNAUDITED)     TO JUNE 30, 1998          (UNAUDITED)     TO JUNE 30, 1998
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $           11.12    $           10.00    $           11.08    $           10.00
                                                      -------              -------    -----------------    -----------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                             --                 0.06                (0.05)                0.01
  Net Realized and Unrealized Gain                       0.12                 1.08                 0.12                 1.07
                                                      -------              -------    -----------------    -----------------
  Total From Investment Operations                       0.12                 1.14                 0.07                 1.08
                                                      -------              -------    -----------------    -----------------
DISTRIBUTIONS
  Net Investment Income                                 (0.09)               (0.02)               (0.01)                  --
  Net Realized Gain                                     (0.01)                  --                (0.01)                  --
                                                      -------              -------    -----------------    -----------------
  Total Distributions                                   (0.10)               (0.02)               (0.02)                  --
                                                      -------              -------    -----------------    -----------------
NET ASSET VALUE, END OF PERIOD              $           11.14    $           11.12    $           11.13    $           11.08
                                                      -------              -------    -----------------    -----------------
                                                      -------              -------    -----------------    -----------------
TOTAL RETURN (1)                                         1.14%               11.38%                0.67%               10.84%
                                                      -------              -------    -----------------    -----------------
                                                      -------              -------    -----------------    -----------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)           $          78,602    $          80,508    $         636,295    $         623,229
Ratio of Expenses to Average Net Assets                  1.70%**              1.70%**              2.45%**              2.45%**
Ratio of Net Investment Income (Loss) to
  Average Net Assets                                    (0.20)%**              0.88%**             (0.95)%**              0.12%**
Portfolio Turnover Rate                                    18%                   4%                  18%                   4%

                                                         CLASS C
                                          --------------------------------------
                                           SIX MONTHS ENDED
                                          DECEMBER 31, 1998    OCTOBER 29, 1997*
SELECTED PER SHARE DATA AND RATIOS              (UNAUDITED)     TO JUNE 30, 1998
----------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $           11.07    $           10.00
                                                    -------              -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                        (0.05)                0.01
  Net Realized and Unrealized Gain                     0.13                 1.06
                                                    -------              -------
  Total From Investment Operations                     0.08                 1.07
                                                    -------              -------
DISTRIBUTIONS
  Net Investment Income                               (0.01)                  --
  Net Realized Gain                                   (0.01)                  --
                                                    -------              -------
  Total Distributions                                 (0.02)                  --
                                                    -------              -------
NET ASSET VALUE, END OF PERIOD            $           11.13    $           11.07
                                                    -------              -------
                                                    -------              -------
TOTAL RETURN (1)                                       0.76%               10.74%
                                                    -------              -------
                                                    -------              -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $          69,946    $          69,572
Ratio of Expenses to Average Net Assets                2.45%**              2.45%**
Ratio of Net Investment Income (Loss) to
  Average Net Assets                                  (0.95)%**              0.13%**
Portfolio Turnover Rate                                  18%                   4%

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

------------------
          12
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN GLOBAL EQUITY FUND
                         NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

The Van Kampen Global Equity Fund (the "Fund") is organized as a Maryland Corporation and is registered under the Investment Company Act of 1940, as amended. The Fund is a portfolio of the Van Kampen Series Fund, Inc. The Fund commenced operations on October 29, 1997.

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B shares are sold with a contingent deferred sales charge on redemptions made within 5 years of purchase which declines annually from 5% for redemptions made in year one, down to 1.50% in year five. The contingent deferred sales charge is based on the lesser of the current market value of the shares redeemed or the total cost of such shares. Class B shares will automatically convert to Class A shares after the eighth year following purchase. Class C shares are sold with a contingent deferred sales charge of 1% for shares that are redeemed within one year of purchase, based on the lesser of the current market value of the shares redeemed or the total cost of such shares. All three classes of shares have identical voting, dividend, liquidation and other rights.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which takes into account institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign

                                                              ------------------
                                                                    13

                         VAN KAMPEN GLOBAL EQUITY FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                         DECEMBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments are included in the reported net realized and unrealized gains (losses) on investments. However, pursuant to U.S. Federal income tax regulations, the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

5. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the Fund's commencement of operations. Van Kampen Investments Inc. has agreed that in the event any of its initial shares in the Fund at its inception are redeemed, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the initial shares held at the same time of redemption.

6. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign currency transactions, net operating losses, foreign taxes on net realized gains, deductibility of interest expense on short sales and gains on certain securities of corporations designated as "passive foreign investment companies."

Permanent book and tax basis differences relating to shareholder distributions may result in reclassification among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax basis differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of presenting net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Van Kampen Investment Advisory Corp., (the "Adviser") a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Sub-Adviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                       CLASS A             CLASS B
                   MAX. OPERATING        AND CLASS C
 ADVISORY FEE       EXPENSE RATIO       EXPENSE RATIO
---------------  -------------------  -----------------
        1.00%              1.80%               2.55%

C. ADMINISTRATOR: Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

D. DISTRIBUTOR: Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares.

-----------------------
          14

                         VAN KAMPEN GLOBAL EQUITY FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                         DECEMBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00%, on an annualized basis, of the average daily net assets attributable to the Class B and Class C shares of the Fund.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B and Class C shares of the Fund redeemed within one to five years following such purchase. For the six months ended December 31, 1998, the Distributor has advised the Fund that it earned initial sales charges of $57,020 for Class A shares and deferred sales charges of $13, $1,098,830 and $36,610 for Class A shares, Class B shares and Class C shares, respectively.

E. CUSTODIAN: The Chase Manhattan Bank and its affiliates serve as custodian for the Fund. Prior to October 1, 1998, the Fund's assets held outside the United States were held by Morgan Stanley Trust Company ("MSTC"), a former affiliate of the Sub-Advisers. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. Through September 30, 1998, the Fund incurred MSTC fees of approximately $49,000. On October 1, 1998, the Chase Manhattan Bank purchased MSTC.

F. DIRECTORS' FEES: The Fund provides deferred compensation and retirement plans for its Directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund.

G. PURCHASES AND SALES: For the six months ended December 31, 1998, the Fund made purchases of approximately $164,598,000 and sales of approximately $129,466,000 of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

H. OTHER: During the six months ended December 31, 1998, the Fund incurred approximately $85,000 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

At December 31, 1998, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Fund was:

                                        NET
  COST      APPREC.    (DEPREC.)   APPRECIATION
  (000)      (000)       (000)         (000)
---------  ---------  -----------  -------------
$ 725,938  $ 120,860   $ (60,267)    $  60,593

                                                              ------------------

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

EQUITY FUNDS
DOMESTIC

 Aggressive Equity

 Aggressive Growth

 American Value

 Comstock

 Emerging Growth

 Enterprise

 Equity Growth

 Equity Income

 Growth

 Growth and Income

 Harbor

 Pace

 Real Estate Securities

 Utility

 Value

INTERNATIONAL/GLOBAL

 Asian Growth

 Emerging Markets

 European Equity

 Global Equity

 Global Equity Allocation

 Global Franchise

 Global Managed Assets

 International Magnum

 Latin American

FIXED-INCOME FUNDS
INCOME

 Corporate Bond

 Global Fixed Income

 Global Government Securities

 Government Securities

 High Income Corporate Bond

 High Yield

 High Yield & Total Return

 Limited Maturity Government

 Short-Term Global Income

 Strategic Income

 U.S. Government

 U.S. Government Trust for Income

 Worldwide High Income

TAX EXEMPT INCOME

 California Insured Tax Free

 Florida Insured Tax Free Income

 High Yield Municipal

 Insured Tax Free Income

 Intermediate Term Municipal Income

 Municipal Income

 New York Tax Free Income

 Pennsylvania Tax Free Income

 Tax Free High Income

CAPITAL PRESERVATION

 Reserve

 Tax Free Money

SENIOR LOAN FUNDS

 Prime Rate Income Trust

 Senior Floating Rate

To find out more about any of these funds, ask

your financial advisor for a prospectus, which

contains more complete information, including

sales charges, risks, and expenses. Please read

it carefully before you invest or send money.

To view a current Van Kampen fund

prospectus or to receive additional fund

information, choose from one of the following:

-  visit our Web site at WWW.VANKAMPEN.COM --

   to view a prospectus, select DOWNLOAD A PROSPECTUS

-  call us at 1-800-341-2911 weekdays

   from 7:00 a.m. to 7:00 p.m. Central time

   (Telecommunications Device for the Deaf

   users, call 1-800-421-2833)

-  e-mail us by visiting WWW.VANKAMPEN.COM

   and selecting CONTACT US

                         YEAR 2000 READINESS DISCLOSURE
Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

DIRECTORS

Wayne W. Whalen
CHAIRMAN OF THE BOARD
 Partner, Skadden, Arps, Slate, Meagher & Flom
 (Illinois)

J. Miles Branagan
 Private Investor; Formerly Chairman, Chief Executive Officer and President, MDT Corporation

Richard M. DeMartini
 President and Chief Operating Officer, Individual Asset
 Management Group, a division of Morgan Stanley Dean Witter & Co.

Linda Hutton Heagy
 Co-Managing Partner of Heldrick & Struggles

R. Craig Kennedy
 President and Director, German Marshall Fund of the United States

Jack E. Nelson
 President, Nelson Investment Planning Services, Inc.

Don G. Powell
 Chairman and Director,
 Van Kampen Investments Inc.

Phillip B. Rooney
 Vice Chairman and Director of The Servicemaster Company

Fernando Sisto
 Professor Emeritus Stevens Institute of Technology;
 Director, Dynalysis of Princeton

Paul G. Yovovich
 Private Investor

INVESTMENT ADVISER AND ADMINISTRATOR

Van Kampen Investment Advisory Corp.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181

INVESTMENT SUB ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181

CUSTODIANS

The Chase Manhattan Bank
One Pierrepont Plaza
Brooklyn, New York 11210

The Chase Manhattan Bank
3 MetroTech Center
Brooklyn, New York 11245

OFFICERS

Dennis J. McDonnell
PRESIDENT

John L. Sullivan
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER

Curtis W. Morell
VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER

Peter W. Hegel
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Paul R. Wolkenberg
VICE PRESIDENT

Edward C. Wood III
VICE PRESIDENT

Tanya M. Loden
CONTROLLER

DIVIDEND DISBURSING AND TRANSFER AGENT

Van Kampen Investor Services Inc.
P.O. Box 418256
Kansas City, Missouri 64141

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
200 E. Randolph St.
Chicago, Illinois 60601

--------------------------------------------------------------------------------

FOR INFORMATION ON HOW TO INVEST, PLEASE CONTACT YOUR ACCOUNT REPRESENTATIVE OR THE FUND AT (800) 341-2911.

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY PROSPECTUSES OF THE VAN KAMPEN FUNDS INC. WHICH DESCRIBES IN DETAIL EACH OF THE INVESTMENT FUNDS' INVESTMENT POLICIES, FEES, AND EXPENSES. PLEASE READ THE PROSPECTUSES CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

--------------------------------------------------------------------------------

NOTES:

                               [VAN KAMPEN FUNDS]

     1 Parkview Plaza / / P.O. Box 5555 / / Oakbrook Terrace, IL 60181-5555
                              / / www.vankampen.com

                                              -C- Van Kampen Funds Inc. 1999